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EXHIBIT 10.12


THIS NOTE AND THE COMMON STOCK OF THE COMPANY ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (the "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THIS NOTE AND THE COMMON STOCK OF THE COMPANY ISSUABLE UPON THE CONVERSION OF THIS NOTE MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER CONCURRED IN BY COUNSEL FOR THE COMPANY THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                                   PENGE CORP.
                                 PROMISSORY NOTE
$200,000                                               Issue Date: June 15, 2006


FOR VALUE RECEIVED, Penge Corp., a Delaware corporation (the "Company"), hereby promises to pay to the order of Philip Oleson (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Two Hundred Thousand Dollars ($200,000), with simple interest at the rate of twelve percent (24.0%) per annum with an origination fee of______________________________________30,000_____________________to be
included in the balloon payoff of the note.

Interest will be calculated on a 365-day year for the actual number of days elapsed and shall commence on the Issue Date and continue on the outstanding principal until paid in full or converted as provided below.


1. Purchase Terms. This note (the "Note") is issued pursuant to the terms outlined below and dated June 15, 2006.

         o        The note is a six month note with a month to month extension.
                  Either party may cancel the note after 6 months with 30 days written notice. The note carries monthly interest payments due on the 15th of each month.

         o A $200,000 balloon of the principal and a $30,000O balloon of the origination fee are due on December 15, 2006.

2. Maturity Date. The entire outstanding principal balance of this Note, and any unpaid accrued interest, shall be due and payable in full on the date that is 6 months from the Issue Date first set forth above (the "Maturity Date") unless prepaid or converted by the Holder prior to the Maturity Date pursuant to the terms of this Note.

3. Delivery of Certificate(s). Within twenty (5) days from the signing of this note, the Company shall deliver to the Holder original signed documents to accompany the faxed copies used to fmish the transaction.

4. Payment. All amounts payable hereunder shall be paid by the Company in immediately available and freely transferable funds at the place designated by the Holder to the Company for such payment.


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5.       Assignment. This Note is not assignable, negotiable, or transferable by the ho 1 der unless (i) a registration statement with respect to this
         Note is effective under the Securities Act of 1933, as amended, and any applicable state securities law requirements have been met, or (ii) exemptions from the registration requirements under the Securities Act of 1933, as amended, and the registration or qualification requirements of applicable state securities law are available.

6. Successors and Assigns. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

7. Severability. If any provision of the Note is held to be illegal, invalid or unenforceable under any present or future law, then: (i) such provision, or any portion thereof, shall be fully severable; (ii) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal. invalid or unenforceable provision or its severance from this Note; and (iv) in lieu of such illegal, invalid or unenforceable provision there will automatically be added as a part of this Note a legal, valid and enforceable provision on terms as substantially similar as possible to the terms of the illegal, invalid or unenforceable provision.

8. Amendment. This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

9. Governing Law. The terms of this Note shall be construed in accordance with the Jaws of the State of Delaware as applied to contracts entered into by Delaware residents within the State of Delaware, which contracts are to be performed entirely within the State of Delaware.

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10.      Notice. Any notice or other communication provided for under this Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages of the Agreement. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).

11. Collateral. The Company agrees to provide 2(DEGREE)D trust deed to accompany this promissory note to place a lien on the 7 acre property owned by Penge Corp and located in San Angelo, Texas.

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                                  PENGE CORPORATION


                                                  By: /s/ KC Holmes
                                                      --------------------------
                                                  Name: KC Holmes
                                                  Title: President

                                                  Date: June 15. 2006


                                                  Lender:


                                                  By: /s/ Philip Oleson
                                                      --------------------------
                                                  Name: Philip Oleson
                                                  Signature:____________________

                                                  Date; June 15, 2006